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                                  EXHIBIT 10.13

Liposome Technology, Inc.
960 Hamilton Court
Menlo Park, CA 94025

Revised

May 5, 1995

Peter V. Leigh
428 Hillside Drive
Woodside, California 94062

Dear Peter:

This letter confirms that you and Liposome Technology, Inc. ("LTI") have mutually agreed to end the employee/employer relationship effective April 30, 1995. This letter outlines the terms of the separation package offered to you by LTI and your responsibilities to LTI pursuant to the Employment and Patent, Copyright and Nondisclosure Agreement dated June 17, 1991 and signed by you upon acceptance of LTI's employment, a copy of which is attached hereto. LTI represents that you have been paid all salary, bonuses and other wages, unpaid vacation and all other vested benefits due to you under the California Labor Code as of the date of termination of your employment.

By your signature below you acknowledge that:

     1. You have returned to LTI all physical property of LTI in your possession, including, but not limited to, the property listed in Exhibit I.

     2. You shall not disclose any confidential or proprietary information that you acquired while an employee of LTI to any other person or use such information in any manner that is detrimental to LTI's interest.

     3.a Beginning ten (10) days after receipt of a signed copy of this offer, you will receive six (6) calendar months of separation pay, paid to you as salary continuation at the level of your base salary. Therefore, during the six
(6) months period (the "Salary Continuation Period") your salary will continue such that you will be on a paid leave of absence. During this Salary Continuation Period, you will be compensated at your base annualized salary rate (less withholding for state and federal taxes and social security). You will not be eligible for a bonus during the Salary Continuation Period.

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Peter V. Leigh
Revised                                                             Confidential
5/13/95
2



     3.b You will continue to "vest" in the Stock Option program according to the vesting schedule until June 16, 1995. In addition, LTI's Board of Directors has approved the time period for exercise of these options such that you will have one (1) year from June 16, 1995 (i.e., until the close of business on June 16, 1996), in which to exercise any or all of your options to purchase LTI common stock not subject to LTI's right of repurchase. LTI will not exercise its right to repurchase as to (i) fourteen thousand (14,000) shares under the Incentive Stock Option Agreement dated as of June 16, 1992; (ii) thirty-six thousand (36,000) shares under the Non-Qualified Stock Option Agreement dated as of June 16, 1992; (iii) three thousand twenty five (3,025) shares under the Incentive Stock Option Agreement dated as of June 14, 1994; and (iv) nine thousand four hundred seventy-five (9,475) shares under the Non-Qualified Stock Option Agreement dated as of June 14, 1994, and all options covering such shares shall be fully vested and exercisable by you during the period June 15, 1995 through June 16, 1996. LTI reserves its right to exercise its right to repurchase all other shares subject to options under the foregoing stock option agreements; provided, however, that the right to repurchase will expire as to all shares covered by such options, and all such options will become fully vested and exercisable, if there shall occur, prior to June 16, 1996, a sale of LTI or substantially all of the assets or stock of LTI to another entity or person, or a merger in which LTI is not the surviving entity, such expiration to be effective at least fifteen (15) days prior to the effectiveness of such sale or merger. Your stock option agreements are hereby amended to the extent inconsistent with this paragraph. You should be aware that this extension of the option exercise period beyond the ninety (90) day period provided for in LTI's 1987 Employee Stock Option Plan changes the terms of your original grant. Specifically, if such grant was an "incentive stock option" within the meaning of the Internal Revenue Code, the extension of the option exercise period changes that option to a "nonqualified stock option". For further information about incentive and nonqualifed stock options, please see your tax advisor.

     3.c LTI agrees to keep your voicemail active for the next thirty (30) days. Likewise, LTI will pay $12,000 to Transitions Management Group for twelve
(12) months of outplacement services.

     3.d Your insurance benefits consisting of medical, dental, life, accidental death and dismemberment, vision care, business travel accident, sick leave, and

                                   Page 21


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Peter V. Leigh
Revised                                                             Confidential
5/13/95
3


long term disability insurance as well as optional Stock Purchase Plan, 401(k) and FlexElect programs will end on April 30, 1995.

     3.e LTI agrees to allow you to continue to contribue to your 401(k) accounts through payroll deductions during your Salary Continuation Period. However, you will not be eligible for the company match at the end of 1995.

     3.f You have the right to continue group health benefits under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"). If you elect to continue benefits through COBRA provisions, you will be responsible for compliance with all notification and payment schedules as required by law.

     4. On behalf of yourself and your executors, administrators, representatives, heirs and assigns, you hereby release LTI and its owners, stockholders, affiliates, predecessors, directors, officers, employees, insurers, representatives and agents (the "LTI Releasees") from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, charges, losses, costs, or attorneys' fees or expenses of any nature whatsoever, known or unknown, fixed or contingent, choate or inchoate, which you now have against the LTI Releasees, or any of them by reason of any matter, cause, act or thing whatsoever from the beginning of time. The claims released hereby include any claims in any way arising out of based upon, or relating to your hire, employment, remuneration or termination from LTI, including any claims arising under Title VII of the Civil Rights Act of 1964, as amended; the Equal Pay Act, as amended; the Age Discrimination in employment Act, as amended; the Employee Retirement Income Security Act, as amended; the Older Workers Benefit Protection Act of 1990; the California Fair Employment and Housing Act, as amended; the California Labor Code; and/or any other local, state, or federal law governing discrimination in employment and/or the payment of wages and benefits.

     4.b. "YOU ACKNOWLEDGE THAT YOU HAVE BEEN ADVISED BY YOUR LEGAL COUNSEL AND ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

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Peter V. Leigh
Revised                                                             Confidential
5/13/95
4


A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

BEING AWARE OF SAID CODE SECTION, YOU HEREBY EXPRESSLY WAIVE ANY RIGHTS THAT YOU MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT."

5. ACKNOWLEDGMENT OF WAIVER OF CLAIMS UNDER ADEA. YOU ACKNOWLEDGE THAT YOU ARE WAIVING AND RELEASING ANY RIGHTS YOU MAY HAVE UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967 ("ADEA") AND THAT THIS WAIVER AND RELEASE IS KNOWING AND VOLUNTARY. YOU AND LTI AGREE THAT THIS WAIVER AND RELEASE DOES NOT APPLY TO ANY RIGHTS OR CLAIMS THAT MAY ARISE UNDER ADEA AFTER THE EFFECTIVE DATE. YOU ACKNOWLEDGE THAT THE CONSIDERATION GIVEN FOR THIS WAIVER AND RELEASE AGREEMENT IS IN ADDITION TO ANYTHING OF VALUE TO WHICH YOU WERE ALREADY ENTITLED.

IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, YOU ACKNOWLEDGE THAT YOU ARE AWARE OF THE FOLLOWING:

(i)   YOU HAVE THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE ACCEPTING THIS
OFFER;

(ii)  YOU HAVE 21 DAYS FROM THE DATE SET FORTH ABOVE TO CONSIDER THIS OFFER; AND

(iii) YOU HAVE SEVEN DAYS AFTER ACCEPTING THIS OFFER TO REVOKE YOUR ACCEPTANCE, AND YOUR ACCEPTANCE WILL NOT BE EFFECTIVE UNTIL THAT REVOCATION PERIOD HAS EXPIRED.

6. LTI releases you, your executors, administrators, representatives, heirs and assigns from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, charges, losses, costs, or attorneys' fees or expenses, of any nature whatsoever, that are known to the Board of Directors of LTI as of the effective date of this Agreement. The Claims released herein include, without limiting the generality of the foregoing, any Claims based upon contract, tort or statute arising out of, based upon, or relating to your hire, employment, remuneration or termination of your employment with LTI.

7. The provisions of this agreement are severable. If any provision is held to be invalid or unenforceable, it shall not affect the validity or the enforceability of any other provisions.

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Peter V. Leigh
Revised                                                             Confidential
5/13/95
5

8. You represent that you thoroughly read and considered all aspects of this agreement, that you understand all of its provisions, and that you are voluntarily entering into this agreement.

9. This agreement sets forth the entire agreement between you and LTI and supersedes any and all prior oral or written agreements or understandings between you and LTI concerning the termination of your employment.

10. This agreement may not be altered, amended, or modified except by a written document signed by you and a representative of LTI.

11. LTI shall indemnify you and advance expenses as incurred by you in defending any proceeding to the maximum extent permitted under LTI's Certificate of Incorporation, By-laws, the Delaware General Corporation Law, any directors' and officers' liability insurance or similar insurance policy maintained by LTI and any indemnification agreement between LTI and you. the provisions of this paragraph shall inure to the benefit of your estate, executor, administrator, heirs, legatees or devisees.

12. Each party agrees to refrain from any disparagement, criticism, defamation, slander of the other, or tortious interference with the contracts and relationships of the other.

13. LTI represents and warrants that the undersigned has the authority to act on behalf of LTI and to bind LTI and all who make claims through it to the terms and conditions of this agreement. You represent and warrant that you have the capacity to act on your behalf and on behalf of all who might claim through you to bind them to the terms and conditions of this agreement.

14. This agreement shall be governed by and construed in accordance with the laws of the State of California.

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Peter V. Leigh
Revised                                                             Confidential
5/13/95
6

If the above terms are agreeable to you, please date and sign the original of this letter in the places indicated below and return it to me by May 31, 1995.
I encourage you to carefully consider this offer and to consult with an attorney prior to accepting it if you so desire.


Sincerely,

Liposome Technology, Inc.



Joseph M. Limber
Executive Vice President and
Acting Chief Operating Officer





Accepted and agreed to on this ______ day of __________________, 1995.


_______________________________________
Peter V. Leigh

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                                    Exhibit I


                  PHYSICAL PROPERTY IN PETER LEIGH'S POSSESSION


                               Key to LTI Premises
                                AT&T Calling Card
                                      Pager

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